                                                                    EXHIBIT 99.1


May 18, 2004


Dear Shareholders:

It has been a month since our Annual Shareholders Meeting on April 12, 2004, and we would like to update you on the outcome of the meeting as well as events that have occurred since.

The Shareholders Meeting was attended by 136 shareholders, who were presented with our 2003 financials as well as the First Quarter of 2004. The current Board of Directors was reelected and has directed management to review and evaluate all questions posed during the meeting.

We have enclosed our quarter-end March 31, 2004 financials for your review. We had positive earnings of $308,000, or $.14 per share, and our delinquencies continued downward by 12.3%. Deposits grew by almost 2% while our net interest margin moved higher. Recoveries of past losses have outpaced current charge offs by almost a 2 to 1 margin during the quarter. These are all promising signs as we move into our busier part of the calendar year.

Mr. Paul Douglas Harter is once again circulating a letter requesting support for calling a Special Shareholders Meeting to remove our current Board of Directors. We believe these actions are being taken in violation of the federal securities laws and are not in your best interests. We urge you to take no action with respect to these solicitations and continue focusing on the Bank's recent progress and plans for the future. We would continue to encourage you to support the current Board and management team. We believe much progress has been made, but the situation remains fragile and a changeover could negatively affect this progress. Our Board of Directors presently intends to issue a proxy statement to all shareholders in response to this special meeting solicitation. We urge all shareholders to read the proxy statement when it becomes available because it will contain important information. Shareholders also may obtain the proxy statement (when available), as well as important information about ComBanc, Inc. contained in its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, free of charge at the website maintained by the Securities and Exchange Commission at http://www.sec.gov or by contacting ComBanc, Inc. at (419) 695-1055.

The Board would like to thank the shareholders who supported us during these difficult times and would like to win back the trust and support of those who didn't. We solicit your continued support by using our banking services and recommending them to your family and friends. Should you have any questions whatsoever, please do not hesitate to call us.

Very truly yours,


/s/ Paul G. Wreede                              /s/ Dwain I. Metzger
------------------                              --------------------
Paul G. Wreede                                  Dwain I. Metzger
Chairman, President & CEO                       Chairman -- The Commercial Bank
 -- ComBanc, Inc


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                          COMBANC, INC. AND SUBSIDIARY
                                  DELPHOS, OHIO

                                 --------------

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                      -------------------------------------
                                ($ in thousands)



                                                                  March 31,          December 31,
                                   ASSETS                           2004                2003
                                   ------                       -----------         -------------
                                                                (unaudited)
Cash and Due from Banks                                         $     8,836         $       8,297
Federal Funds Sold                                                   10,767                 9,708
                                                                -----------         -------------
        Cash and Cash Equivalents                                    19,603                18,005
Investment Securities -
    Available for Sale                                               59,604                55,052
Loans Held for Resale                                                   594                    --
Loans                                                               125,764               128,756
Allowance for Loan Losses                                            (3,910)               (3,825)
                                                                -----------         -------------
        Net Loans                                                   121,854               124,931
Premises and Equipment                                                4,385                 4,432
Federal Reserve and Federal Home Loan Bank Stock                      2,030                 2,012
Interest Receivable                                                     826                   760
Other Assets                                                          2,514                 2,541
                                                                -----------         -------------
        Total Assets                                            $   211,410         $     207,733
                                                                ===========         =============

                    LIABILITIES AND SHAREHOLDERS' EQUITY
                    ------------------------------------
Deposits
    Noninterest Bearing                                         $    15,834         $      15,758
    Interest Bearing                                                159,547               156,474
                                                                -----------         -------------
        Total Deposits                                              175,381               172,232
Short Term Borrowings                                                 7,821                 7,540
Long Term Debt                                                        4,389                 4,649
Interest Payable                                                        443                   392
Other Liabilities                                                       302                   362
                                                                -----------         -------------
        Total Liabilities                                           188,336               185,175
                                                                -----------         -------------
Commitments and Contingent Liabilities                                   --                    --
Shareholders' Equity -
    Common Stock - No Par Value
    5,000,000 shares authorized, 2,376,000 issued
        and 2,211,014 outstanding                                     1,237                 1,237
    Capital Surplus                                                   1,513                 1,513
    Retained Earnings                                                22,342                22,034
    Accumulated Other Comprehensive Income                              699                   491
    Treasury Stock - 164,986 shares at cost                          (2,717)               (2,717)
                                                                -----------         -------------
        Total Shareholders' Equity                                   23,074                22,558
                                                                -----------         -------------
        Total Liabilities and Shareholders' Equity              $   211,410         $     207,733
                                                                ===========         =============


                          COMBANC, INC. AND SUBSIDIARY
                                  DELPHOS, OHIO

                                   -----------

                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                   -------------------------------------------
                     ($ in thousands, except per share data)


                                                            For the Three Months Ended
                                                                     March 31,
                                                            --------------------------
                                                                    (unaudited)

                                                               2004            2003
                                                            ---------       ----------
Interest Income:
---------------
    Loans Receivable                                        $   1,950       $    2,233
    Investments Securities
        Taxable                                                   424              445
        Tax-Exempt                                                121              147
    Federal Funds Sold                                             24               20
                                                            ---------       ----------
            Total Interest Income                               2,519            2,845
                                                            ---------       ----------

Interest Expense:
----------------
    Deposits                                                      614              835
    Short-Term Borrowings                                          23               14
    Long-Term Debt                                                 61              114
                                                            ---------       ----------
            Total Interest Expense                                698              963
                                                            ---------       ----------
Net Interest Income                                             1,821            1,882
    Provision for Loan Losses                                      60            1,730
                                                            ---------       ----------
Net Interest Income after Provision for Loan Losses             1,761              152

Other Income:
------------
    Service Charges on Deposit Accounts                           127              128
    Net Realized Gains on Sales of Available-for-
        sale Securities                                            15               --
    Gain on Sale of Loans                                          41              111
    Other Income                                                   93              171
                                                            ---------       ----------
            Total Other Income                                    276              410
                                                            ---------       ----------

Other Expenses:
--------------
    Salaries and Employee Benefits                                797              815
    Net Occupancy                                                 106               99
    Equipment Expenses                                             87               90
    Data Processing Fees                                           99               93
    Advertising                                                    31               52
    Printing and Office Supplies                                   28               35
    Legal and Professional Fees                                   120               56
    Dues and Memberships                                           72               67
    State Taxes                                                    60               60
    Other Expense                                                 248              148
                                                            ---------       ----------
            Total Other Expenses                                1,648            1,515
                                                            ---------       ----------

Income/Loss - before Income Tax (Credit)/Expense                  389             (953)
-----------
    Income Tax (Credit)/Expense                                    81             (371)
                                                            ---------       ----------
Net Income/(Loss)                                           $     308       $     (582)
----------------                                            =========       ==========
Earnings Per Share                                          $    0.14       $    (0.26)
Cash Dividends Per Share                                    $    0.00       $     0.12


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